EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 3

TO CREDIT AGREEMENT

This THIRD AMENDMENT, dated as of September 9, 2019 (this “Third Amendment”), to the Credit Agreement, dated as of June 20, 2017 (as amended by that certain First Amendment and that certain Second Amendment thereto (each, as hereinafter defined), the “Credit Agreement”), among Regional Management Receivables II, LLC, as borrower (the “Borrower”), Regional Management Corp. (“Regional Management”), as servicer, the lenders from time to time parties thereto, the agents from time to time parties thereto, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as administrative agent (in such capacity, the “Administrative Agent”), Credit Suisse AG, New York Branch (“Credit Suisse”), as structuring and syndication agent, and Wells Fargo Bank, as account bank, image file custodian and backup servicer, is hereby entered into by and among the entities identified on the respective signature pages hereto.

WITNESSETH:

WHEREAS, the Credit Agreement and certain other Basic Documents were previously amended in connection with that certain Omnibus Amendment, dated as of June 28, 2018 (the “First Amendment”), and by that certain Second Amendment, dated as of August 30, 2018 (the “Second Amendment”), in each case, by and among the Borrower, Regional Management, Wells Fargo Bank, Credit Suisse and the various other entities identified on the respective signature pages thereto;

WHEREAS, Section 15.01 of the Credit Agreement permits certain of the parties thereto to amend, modify, or waive certain provisions of the Credit Agreement subject to the satisfaction of certain conditions set forth in such section; and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby consent and agree as follows:

AGREEMENTS

1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement as amended hereby.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a)    The defined term “Credit Suisse Lender Group” contained in Section 1.01 is hereby deleted in its entirety and replaced with the following:

““Credit Suisse Lender Group” means the group of Lenders consisting of (i) GIFS Capital Company, LLC, (ii) the Credit Suisse Agent, (iii) the Credit Suisse Committed Lender, (iv) Alpine Securitization Ltd. and (v) any other Conduit Lender in the

Credit Suisse Lender Group designated as such in the Class A Lender Supplement or Class B Lender Supplement, as applicable, or Assignment and Acceptance pursuant to which such Conduit Lender became a party to this Agreement.”

(b)    Clause (a) of Section 2.01 is hereby deleted in its entirety and replaced with the following:

“(a) On the terms and subject to the conditions set forth in this Agreement (including the conditions precedent set forth in Article 4), the Borrower may from time to time on any Business Day during the Revolving Period, request that each Conduit Lender and Committed Lender make an advance (each such advance made by (i) a Class A Lender, a “Class A Loan”, and (ii) a Class B Lender, a “Class B Loan”) in the amount of each such Conduit Lender’s or Committed Lender’s Lender Percentage of the Principal Amount of the Loan requested (each, a “Lender Advance”), to the Borrower on a Funding Date; provided, however, that in the case of any request for such Class A Loan of the then current Class A Aggregate Commitment, the Borrower shall be required to request the portion of such Class A Loan in excess of 20% of the then current Class A Aggregate Commitment not later than 1:00 p.m., New York City time, thirty-five (35) days prior to the requested Funding Date; and provided further, however, that, notwithstanding the requirement above that each request to a Lender for a Lender Advance be in the amount of such Lender’s Lender Percentage of the Principal Amount of the Loan requested, on any Funding Date on or after an increase of the Commitment of the Credit Suisse Lender Group in accordance with Section 2.04, 100% of all requests for Lender Advances shall be made solely to the Credit Suisse Lender Group until such time as, with respect to each Lender Group, the ratio of Loans Outstanding of such Lender Group to the Commitment of such Lender Group shall be equal to that of every other Lender Group; provided further, however, that, notwithstanding the requirement above that each request to a Lender for a Lender Advance be in the amount of such Lender’s Lender Percentage of the Principal Amount of the Loan requested, with respect to any such requests made to Lenders in the Credit Suisse Lender Group, the Credit Suisse Agent, as Agent for the Credit Suisse Lender Group, shall have the right to reallocate the aggregate amount of such requests among the Lenders in the Credit Suisse Lender Group in its discretion.”

(c)    Clause (b) of Section 2.02 is hereby deleted in its entirety and replaced with the following:

“(b) Each Conduit Lender shall notify the Agent for its Lender Group and the Administrative Agent by 10:00 a.m., New York City time, on the applicable Funding Date whether it has elected to make its Lender Advance offered to it pursuant to Section 2.01; provided, that in the case of the Credit Suisse Lender Group, each Conduit Lender for the Credit Suisse Lender Group shall be deemed to have notified the Credit Suisse Agent and the Administrative Agent that it has elected to make its Lender Advance on such Funding Date unless written notice not to make such Lender Advance was given to the Credit Suisse Agent and the Administrative Agent by 10:00 a.m., New York City time, on such Funding Date. In the event that a Conduit Lender shall not have timely provided such notice, such Conduit Lender shall be deemed to have elected not to make its Lender Advance of such Loan. If the Conduit Lender shall have elected or be deemed to have elected not to make its Lender Advance of such Loan, the Committed Lender in such Lender Group shall make available on the applicable Funding Date an amount equal to the portion of the Loan that each such Conduit Lender has not elected to fund, in an amount equal to its share of the Principal Amount to be funded.”

(d)    Clause (b) of Section 2.03 is hereby deleted in its entirety and replaced with the following:

“(b) In connection with any reduction of the Facility Amount, the Borrower shall remit (i) first, to each applicable Agent for the ratable payment to each Class A Lender, the amount sufficient to pay the Aggregate Unpaids due to such Class A Lenders with respect to such reduction of the Facility Amount, including any associated Breakage Costs, (ii) second, to each applicable Agent for the ratable payment to each Class B Lender, the amount sufficient to pay the Aggregate Unpaids due to such Class B Lenders with respect to such reduction of the Facility Amount, including any associated Breakage Costs, and (iii) third, to the relevant Hedge Counterparty, any Hedge Breakage Costs due to such Hedge Counterparty with respect to the reduction of the Loans Outstanding; provided, however, that no such reduction shall be given effect unless the Borrower has complied with the terms of any Hedging Agreement requiring that any Hedge Transaction related thereto be terminated in whole or in part as a result of any such reduction in the Loans Outstanding.”

(e)    Clause (b) of Section 13.01 is hereby deleted in its entirety and replaced with the following:

“(b) Each Lender may upon at least ten days’ notice (or in the case of an assignment to an Eligible Assignee satisfying clause (ii) of the definition of the term “Eligible Assignee”, prompt notice following such assignment) to the Administrative Agent and the Agents, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided, however, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Lender’s rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $5,000,000 or an integral multiple of $1,000,000 in excess of that amount (except in the case of an assignment to an Eligible Assignee satisfying clause (ii) of the definition of the term “Eligible Assignee”) and (B) the full amount of the assigning Lender’s Commitment, (iii) each such assignment shall be to an Eligible Assignee and in the case of an assignment by a Committed Lender at any time its Commitments remain outstanding, such Eligible Assignee shall agree to the Commitment of such Committed Lender hereunder, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent and the Agent for the related Group an Assignment and Acceptance, together with a processing and recordation fee of $3,500 or such lesser amount as shall be approved by the Administrative Agent (provided that in the case of an assignment to an Eligible Assignee satisfying clause (ii) of the definition of the term “Eligible Assignee”, such recordation fee shall not apply), (v) the parties to each such assignment shall have agreed to reimburse the Administrative Agent for all reasonable fees, costs and expenses (including the reasonable fees and disbursements of counsel for the Administrative Agent) incurred by the Administrative Agent in connection with such assignment, (vi) each Person that becomes a Lender under an Assignment and Acceptance shall agree to be bound by the confidentiality provisions of Article Thirteen and (vii) there shall be no increased costs, expenses or Taxes incurred by the Administrative Agent or the Lenders upon assignment or participation. Upon such execution, delivery and acceptance and the recording by the Administrative Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Administrative Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).”

(f)    Clause (d) of Section 13.01 is hereby deleted in its entirety and replaced with the following:

“(d) The Administrative Agent, for the benefit of the Borrower, shall maintain at its United States address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it pursuant to Section 13.01(b) and a register for the recordation of the names and addresses of each Lender, the Commitment of each Lender Group and the Principal Amount (and stated interest thereon) of each Loan made by each Lender Group from time to time (the “Lender Register”). The entries in the Lender Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower and the Lenders shall treat each Person whose name is recorded in the Lender Register as a Lender hereunder for all purposes of this Agreement. The Lender Register shall be available for inspection by any Agent or Lender at any reasonable time and from time to time upon reasonable prior notice.”

(g)    The following is hereby added as a new clause (i) immediately following clause (h) of Section 13.01:

“(i) Notwithstanding the foregoing, the Conduit Lenders in any Lender Group may assign their rights, obligations and interests related to any Loan to any other Conduit Lender in such Conduit Lender’s Lender Group without providing any notice to the Borrower or the Administrative Agent and without providing any Assignment and Acceptance to the Administrative Agent. Each Agent shall maintain a register for the recordation of the Commitment of each Lender in its Lender Group and the Principal Amount (and stated interest thereon) of each Loan made by each Lender in its Lender Group from time to time (the “Group Register”) and shall update its Group Register to reflect any assignments described in the immediately preceding sentence. Upon its receipt of an Assignment and Acceptance executed by an assigning Conduit Lender and an assignee Conduit Lender pursuant to Section 13.01(b), the Agent for such Conduit

Lenders’ Lender Group shall accept such Assignment and Acceptance and such Agent shall then record the information contained therein in the Group Register. The Agent of each Lender Group shall keep records of the Loans held by each member of its Lender Group and shall provide notice thereof to the Administrative Agent or the Borrower upon request.”

(h)    Schedule A-1 is hereby deleted in its entirety and replaced with Annex A attached hereto.

3. Effectiveness. This Third Amendment shall become effective upon (i) delivery of executed signature pages by all parties hereto and (ii) delivery by the Servicer of a copy of this Third Amendment to each Rating Agency and to each Hedge Counterparty.

4. Fees. The Borrower shall reimburse each Lender and the Administrative Agent, the Account Bank, the Image File Custodian and the Backup Servicer for all reasonable costs and expenses relating to effectuating the amendments contemplated hereunder, including the fees and expenses of Weil, Gotshal & Manges LLP.

5.Reference to and Effect on the Credit Agreement; Ratification.

(a) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Third Amendment, except to the extent expressly set forth herein, shall not operate as a waiver of any right, power or remedy of any party hereto under the Credit Agreement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Basic Document to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(d) This Amendment shall constitute a “Basic Document” under the Credit Agreement (including, for the avoidance of doubt, a “Borrower Basic Document” and “Servicer Basic Document” for purposes of Section 5 of the Credit Agreement).

6. Counterparts; Facsimile Signature. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Third Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

7. GOVERNING LAW; JURISDICTION; FORUM. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS (OTHER THAN §5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

8. Headings. The descriptive headings of the various sections of this Third Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

9. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Third Amendment. Whenever possible each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Third Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Third Amendment.

10. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

11. No Insolvency Proceedings. Notwithstanding any prior termination of this Third Amendment or the Credit Agreement, each party to this Third Amendment hereby agrees that it shall not institute against, or join any other person in instituting against, any Conduit Lender any Insolvency Proceeding, for one year and one day after the latest maturing Commercial Paper Note and other debt security issued by such Conduit Lender is paid. The provisions of this Section shall survive the termination of this Third Amendment or the Credit Agreement.

12. Direction to Wells Fargo Bank. Wells Fargo Bank, in its capacities as Account Bank, Image File Custodian, and Backup Servicer hereunder, is hereby authorized and directed to execute and deliver this Third Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REGIONAL MANAGEMENT RECEIVABLES II, LLC

By:	/s/ Robert W. Beck
Name: Title:	Robert W. Beck Executive Vice President and Chief Financial Officer

REGIONAL MANAGEMENT CORP.

By:	/s/ Robert W. Beck
Name: Title:	Robert W. Beck Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Brian Grushkin
Name: Title:	Brian Grushkin Director

ACKNOWLEDGED AND AGREED TO BY: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Class A Committed Lender, Class B Committed Lender, Class A Lender Agent and Class B Lender Agent

By:	/s/ Brian Grushkin
Name: Title:	Brian Grushkin Director

ACKNOWLEDGED AND AGREED TO BY: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Class A Committed Lender and Class B Committed Lender

By:	/s/ Patrick J. Hart
Name: Title:	Patrick J. Hart Authorized Signatory

By:	/s/ Jeffrey Traola
Name: Title:	Jeffrey Traola Authorized Signatory

ACKNOWLEDGED AND AGREED TO BY: GIFS CAPITAL COMPANY, LLC, as Class A Conduit Lender and Class B Conduit Lender

By:	/s/ R. Scott Chisholm
Name: Title:	R. Scott Chisholm Authorized Signer

ACKNOWLEDGED AND AGREED TO BY: ALPINE SECURITIZATION LTD., as Class A Conduit Lender and Class B Conduit Lender By: Credit Suisse AG, New York Branch, as its attorney-in-fact

By:	/s/ Patrick J. Hart
Name: Title:	Patrick J. Hart Director

By:	/s/ Jeffrey Traola
Name: Title:	Jeffrey Traola Director

ACKNOWLEDGED AND AGREED TO BY: CREDITSUISSE AG, NEW YORK BRANCH, as Class A Lender Agent and Class B Lender Agent

By:	/s/ Patrick J. Hart
Name: Title:	Patrick J. Hart Director

By:	/s/ Jeffrey Traola
Name: Title:	Jeffrey Traola Director

ACKNOWLEDGED AND AGREED TO BY: WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Account Bank, Image File Custodian, and Backup Servicer

By:	/s/ Jennifer C. Westberg
Name: Title:	Jennifer C. Westberg Vice President

Annex A

SCHEDULE A-1

CREDIT SUISSE LENDER SUPPLEMENT

CLASS A

Lender Group:	Credit Suisse

Commitment:	$70,312,500

Agent:	Credit Suisse AG, New York Branch

Address for Notices:

Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 3rd Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

Telephone: #####

Class A Committed Lender:	Credit Suisse AG, Cayman Islands Branch

Commitment:	An amount not to exceed the commitment of the Credit Suisse Lender Group

Address for Notices and Investing Office:

Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 3rd Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

Telephone: #####

Class A Conduit Lender:	GIFS Capital Company, LLC

Commitment:	$0.00

Address for Notices and Investing Office:	GIFS Capital Company, LLC 227 West Monroe St., Suite 4900 Chicago, Illinois 60606 Attention: Operations E-mail: #####@guggenheimpartners.com Telephone No.: #####

Class A Conduit Lender:	Alpine Securitization Ltd.

Commitment:	$0.00

Address for Notices and Investing Office:

Alpine Securitization Ltd.

c/o Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 3rd Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

Telephone: #####

Wire Information:	If for the Credit Suisse Lender Group: Bank Name: ##### Acct Name: ##### ABA #: ##### Acct#: ##### Attn: ##### ##### Ref: #####

CLASS B

Lender Group:	Credit Suisse

Commitment:	$4,687,500

Agent:	Credit Suisse AG, New York Branch

Address for Notices:

Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 3rd Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

Telephone: #####

Class B Committed Lender:	Credit Suisse AG, Cayman Islands Branch

Commitment:	An amount not to exceed the commitment of the Credit Suisse Lender Group

Address for Notices and Investing Office:

Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 3rd Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

Telephone: #####

Class B Conduit Lender:	GIFS Capital Company, LLC

Commitment:	$0.00

Address for Notices and Investing Office:	GIFS Capital Company, LLC 227 West Monroe St., Suite 4900 Chicago, Illinois 60606 Attention: Operations E-mail: #####@guggenheimpartners.com Telephone No.: #####

Class B Conduit Lender:	Alpine Securitization Ltd.

Commitment:	$0.00

Address for Notices and Investing Office:

Alpine Securitization Ltd.

c/o Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 3rd Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: #####@credit-suisse.com

            #####@credit-suisse.com

            #####credit-suisse.com

            #####@credit-suisse.com

            #####@credit-suisse.com

Telephone: #####

Wire Information:	If for the Credit Suisse Lender Group: Bank Name: ##### Acct Name: ##### ABA #: ##### Acct#: ##### Attn: ##### ##### Ref: #####